Supplement to the
Fidelity's Massachusetts Municipal Funds
March 31, 2007
Prospectus

Effective April 1, 2007, the Board of Trustees of Fidelity Massachusetts AMT Tax-Free Money Market Fund has approved changes to the fund's expense structure. Under the new arrangements, management fees have been reduced to 0.20% and total operating expenses are contractually limited to 0.35% (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). This expense limit may not be increased without approval of Fidelity Massachusetts AMT Tax-Free Money Market Fund's shareholders and Board of Trustees. The expense limit will not apply to any new class of Fidelity Massachusetts AMT Tax-Free Money Market Fund that may be created in the future.

Effective on or about April 17, 2007, Fidelity Massachusetts AMT Tax-Free Money Market Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

MAS-08-01 February 15, 2008
1.479536.127

Effective April 1, 2007, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary"section beginning on page 8.

Annual operating expenses (paid from fund assets)

MA Municipal Money Market	Management fee	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.14%
	Total annual fund operating expensesA	0.51%
MA AMT Tax-Free Money Market	Management fee	0.20%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.10%
	Total annual fund operating expenses	0.30%
MA Municipal Income	Management fee	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.10%
	Total annual fund operating expensesA	0.47%

A FMR has voluntarily agreed to reimburse MA Municipal Money Market and MA Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

		Effective Date
MA Municipal Money Market	0.53%	10/25/2001
MA Municipal Income	0.55%	4/1/1997

These arrangements may be discontinued by FMR at any time.

Effective April 1, 2007, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary"section on page 9.

MA Municipal Money Market	1 year	$ 52
	3 years	$ 164
	5 years	$ 285
	10 years	$ 640
MA AMT Tax-Free Money Market	1 year	$ 31
	3 years	$ 97
	5 years	$ 169
	10 years	$ 381
MA Municipal Income	1 year	$ 48
	3 years	$ 151
	5 years	$ 263
	10 years	$ 591

The following information replaces similar information found in the "Valuing Shares" section on page 15.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The following information replaces similar information for Massachusetts Municipal Income Fund found under the "Buying and Selling Shares" heading in the "Shareholder Information" section beginning on page 17.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, a fund may in its discretion restrict, reject or cancel purchases or exchanges that, in FMR's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a retirement plan sponsor or sponsors of certain employee benefit plans or other related accounts. The funds' policy does not apply to Fidelity money market funds. In addition, the funds' excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' excessive trading policies to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity funds' Treasurer.

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. Individual trades in omnibus accounts are often not disclosed to a fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by a fund and may increase costs to a fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the funds' excessive trading policy (described above), or their own excessive trading policy if approved by Fidelity. In these cases, a fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the funds' policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, a fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. A fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. A fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. Fidelity will apply these policies through a phased implementation. There is no assurance that Fidelity will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

A fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to a fund's excessive trading policies). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. The funds' Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. A fund reserves the right to modify its policies at any time without prior notice to shareholders.

A fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

In addition to these policies, Massachusetts Municipal Income imposes a short-term redemption fee on shares held less than 30 days, which is discussed in "Selling Shares." As described above in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders.

There is no assurance that the funds' excessive trading policies will be effective, or will successfully detect or deter excessive or disruptive trading.

The following information supplements information found in the "Fund Management"section on page 31.

For the fiscal year ended January 31, 2007, Massachusetts AMT Tax-Free Money Market paid a management fee of 0.40% of the fund's average net assets, after reimbursement.

Effective April 1, 2007, the following information replaces similar information found in the "Fund Management"section on page 31.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

Massachusetts AMT Tax-Free Money Market's annual management fee rate is 0.20% of its average net assets. Prior to April 1, 2007, Massachusetts AMT Tax-Free Money Market's annual management fee rate was 0.43% of its average net assets.

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Supplement to the
Fidelity® Massachusetts AMT Tax-Free
Money Market Fund
Service Class
April 17, 2007
Prospectus

The following information replaces information found under the heading "Valuing Shares" in the "Fund Basics" section on page 9.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

MASC-08-01 February 15, 2008
1.857361.101

Supplement to the
Fidelity® Massachusetts AMT Tax-Free
Money Market Fund
Institutional Class
April 17, 2007
Prospectus

The following information replaces information found under the heading "Valuing Shares" in the "Fund Basics" section on page 9.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The following information supplements the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

MAA-08-01 February 15, 2008
1.857359.101